SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------
                                    FORM 8-K
                             ----------------------

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): December 1, 1999

                             -----------------------


                             EFFICIENCY LODGE, INC.
             (Exact name of Registrant as Specified in its Charter)


           Georgia                       000-02290             58-0898219
--------------------------------      -----------------     ------------------
(State or other Jurisdiction of       (Commission File         (IRS Employer
Incorporation or Organization)             Number)          Identification No.)



                 5342 Old Floyd Road
                  Mableton, Georgia                              30126
      ---------------------------------------                  ----------
      (Address of principal executive offices)                 (Zip code)


       Registrant's telephone number, including area code: (770) 819-0039

                                     N/A
               --------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On December 1, 1999, Efficiency Lodge, Inc. (the "Company") closed the acquisition of two lodging facilities in metropolitan Pensacola, Escambia County, Florida, known collectively as Home Stay Lodge I, Ltd. ("Home Stay") through the purchase of all of the limited partnership interests owned by Crown Group, Inc. and Chadco, Inc. (collectively, the "Sellers"), and the purchase of all of the stock of Home Stay Lodge, Inc., the corporate general partner (the "GP"), from Crown Group, Inc. The Company purchased Home Stay pursuant to an agreement dated December 1, 1999 between the Company and the Sellers. Total consideration was $6,442,500 for the limited partnership interests, an amount negotiated at arm's length and based upon management's assessment of the value of such limited partnership interests. The purchase price is the sum of (a) $5,420,000 of bank debt owed by Home Stay, plus (b) an unsecured promissory note in the amount of $797,040.83 executed by the Company in favor of the Sellers, plus (c) $225,459.17 in cash. The Company paid $7,500 cash for the stock of the GP, an amount negotiated at arm's length and based upon management's assessment of the value of such stock. There is no relationship between the Company and the Sellers. Home Stay was operated as an extended-stay lodge by the Sellers, and the Company will continue to operate these assets as two of its extended-stay lodges.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

Financial Statements of Businesses Acquired

         The financial statements of Home Stay required to be reported as a result of the transaction described in Item 2 have not been completed as of the date of this report and will be filed as an amendment to this report as soon as practicable in accordance with Item 7(a)(4) of Form 8-K.

Pro Forma Financial Information

     The following pro forma financial information has not been completed as of the date of this report, and will be filed as an amendment to this report as soon as practicable in accordance with Item 7(a)(4) of Form 8-K:

     1. Pro forma consolidated balance sheet as of September 30, 1999.

     2. Pro forma consolidated statements of earnings for the fiscal year ended December 31, 1998 and nine months ended September 30, 1999.

Exhibits

     The following exhibits are filed with this report:

2.1 Limited Partnership Interest Purchase agreement dated December 1, 1999 between the Sellers and the Company.*

2.2 Stock Purchase Agreement dated December 1, 1999 between Crown Group, Inc. and the Company.*

------------------

*   To Be Filed By Amendment.


                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        EFFICIENCY LODGE, INC.



                                      By:  /s/ Bonnie Byers
                                                Secretary

Date:  December 16, 1999